                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 16, 1999
                                        -----------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



         Virginia                        0-25762                54-1719855
-------------------------------        -----------            -------------
(State or other jurisdiction of        (Commission            (IRS Employer
       incorporation)                   File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                  23060
--------------------------------------------------                  -----
  (Address of principal executive offices)                        (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS

                 The January 1999 monthly Certificateholder's Statements to investors were distributed February 16, 1999.


ITEM 7 (c).      EXHIBITS

                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                 1.    January Performance Summary

                 2. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 3. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 4. Series 1994-A Certificateholder's Statement for the month of January 1999.

                 5. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 6. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 7. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 8. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 9. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 10. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 11. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 12. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 13. Series 1998-2 Class A and Class B Certificateholder's Statements for the month of January 1999.

                 14. Series 1998-3 Class A and Class B Certificateholder's Statement for the month of January 1999.

                 15. Series 1998-4 Class A and Class B Certificateholder's Statement for the month of January 1999.

                 16. Series 1998-5 Certificateholder's Statement for the month of January 1999.

                 17. Series 1998-6 Certificateholder's Statement for the month of January 1999.

                 18.   Trust Excess Spread Analysis



                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CAPITAL ONE MASTER TRUST

                                       By:  CAPITAL ONE BANK
                                            Servicer


                                       By:  /s/ David M. Willey
                                            -----------------------------------
                                            David M. Willey
                                            Senior Vice President and Treasurer
Date:  February 16, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                                  ------------





                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
------            --------                                             -----------
    1             January Performance Summary                                07

    2             Series 1993-4 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          09

    3             Series 1994-3 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          11

    4             Series 1994-A Certificateholder's Statement for
                  the month of January 1999                                  13

    5             Series 1995-1 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          14

    6             Series 1995-3 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          16

    7             Series 1996-1 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          18

    8             Series 1996-2 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          20

    9             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          22

    10            Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          24

    11            Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          26

    12            Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          29

    13            Series 1998-2 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          32

    14            Series 1998-3 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          35

    15            Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of January 1999          38

    16            Series 1998-5 Certificateholder's Statements for
                  the month of January 1999                                  41

    17.           Series 1998-6 Certificateholder's Statement for the
                  month of January 1999.                                     42

    18.           Trust Excess Spread Analysis